                                OFFICERS' CERTIFICATE

         The undersigned, Scott A. LaPorta and Cheryl L. Marsh, do hereby certify that they are the duly appointed and acting Senior Vice President and Treasurer and Vice President and Corporate Secretary, respectively, of HILTON HOTELS CORPORATION, a Delaware corporation (the "Company"). Each of the undersigned also hereby certifies, pursuant to the Indenture, dated as of April 15, 1997, between the Company and BNY Western Trust Company, as Trustee (the "Indenture"), that:

         A. Pursuant to resolutions duly adopted by the Finance Committee of the Company on April 10, 1997, a series of Debt Securities (as defined in the Indenture) to be issued under the Indenture has been established (the "Notes"), with the following terms:


         (1) The Notes shall constitute a series of Debt Securities having the title "7.95% Senior Notes due 2007."

         (2) The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 3.04, 3.05, 3.06, 11.06 or 13.07 of the Indenture) shall be $375,000,000.

         (3) The entire outstanding principal of the Notes shall be payable on April 15, 2007 (the "Maturity Date").

         (4) The interest rate payable on the Notes shall be subject to adjustment in the event of an Acquisition Related Rating Change. The "Initial Interest Rate" means 7.95% per annum. The Notes shall bear interest at the Initial Interest Rate from the date of issuance of the Notes to but excluding the calendar day, if any, on which the first Acquisition Related Rating Change occurs. Each calendar day on which an Acquisition Related Rating Change occurs is a "Reset Date." Beginning with each Reset Date, if any (unless such Reset Date occurs between a record date and an Interest Payment Date in which case beginning on such Interest Payment Date), the Notes shall bear interest at the rate per annum equal to the Adjusted Coupon as set forth in the table below (if only one rating is available) or the average of the Moody's and S&P Adjusted Coupons (if both ratings are available) shown in the table below, according to the applicable ratings of Moody's and S&P in effect at the close of business on that Reset Date; PROVIDED, HOWEVER, that if either such rating is B1 or below by Moody's or B+ or below by S&P, independent of the other rating, then the Notes shall bear interest at 10.10%, subject to change on the next Reset Date, if any. In the event (i) there has been an Acquisition Related Rating Change relating to an Acquisition Event, and (ii) either (a) the consummation of such Acquisition Event has not occurred and as a result the Company's senior unsecured debt rating is increased by either S&P or Moody's, or (b) within 365 days following the consummation of such Acquisition Event the Company's senior unsecured debt rating is changed by either S&P or Moody's, then the interest rate on the Notes will be reset based on the methodology set forth above (with such change in rating taking the place of an Acquisition Related Rating Change in such methodology).

                        RATING CATEGORY             ADJUSTED COUPON
          -------------------------------------------------------------------
                 MOODY'S               S&P
          -------------------   ----------------

              Baa3 or above      BBB- or above            7.95%
                   Ba1                 BB+                8.60
                   Ba2                 BB                 8.95
                   Ba3                 BB-                9.35
               B1 or below         B+ or below           10.10

          When any change in the interest rate on the Notes occurs during any interest payment period, the amount of interest to be paid with respect to such period shall be calculated at a rate per annum equal to the weighted average of the interest rate in effect immediately prior to such change and the Adjusted Coupon or Initial Interest Rate, as applicable, in effect during such interest payment period, calculated by multiplying each such rate by the number of days such rate is in effect during each month of such interest payment period, determining the sum of such products and dividing such sum by the number of days in such interest payment period. All calculations pursuant to the preceding sentence and of interest on the Notes will be computed on the basis of a year of twelve 30-day months, and all such changes shall be announced promptly by the Company in a written press release detailing the days during which any such interest rate has been (and assuming no further change in interest rate prior to the next applicable record date, will be) in effect during such interest payment period and the amount of the interest payment due on the next Interest Payment Date (assuming no further change in interest rate prior to the next applicable record date).

          In the event the Company elects to defease the Notes pursuant to Article Fifteen of the Indenture, the interest rate in effect for the Notes on the date of the irrevocable deposit of the money and/or U.S. Government Obligations as trust funds in trust for the benefit of the holders of the Notes shall be the rate used by the Company in calculating the requisite interest and principal payments necessary to defease the Notes (the "Defeasance Coupon"). The Adjusted Coupon and the Defeasance Coupon shall not thereafter be affected by any change in rating.

          If (a) neither Moody's nor S&P has issued a current rating, or (b) the rating system employed by either such organization is changed from that which is currently employed, the Company shall, in the case of clause (a), with the approval of the Trustee, designate such additional nationally recognized statistical rating organization, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, or, in the case of clause (b), make such adjustments in the relationship between the rating and the Adjusted Coupon in a manner that is reasonably equivalent to the ratings set forth in the table above.

          (5) The date from which such interest shall accrue shall be April 15, 1997; the Interest Payment Dates on which such interest will be payable shall be April 15 and October 15 of each year, beginning October 15, 1997; the Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the preceding April 1 (in the case of interest payable on any April 15); and October 1 (in the case of interest payable on any October 15); and the basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

          (6) Payments in respect of the Notes represented by Global Notes (including principal, premium, if any, and interest) will be made in immediately available funds to the accounts specified by the U.S. Depositary.

          (7)  The Notes shall not be redeemable at the option of the Company.

          (8) The Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Notes will not have the benefit of any sinking fund.

          (9) The Notes shall be issued in denominations of $1,000 and any integral multiple thereof.

          (10) The Trustee shall be the Security Registrar and Paying Agent.

          (11) The entire outstanding principal amount of the Notes shall be payable upon declaration of acceleration of the maturity of such series pursuant to Section 5.02 of the Indenture.

          (12) Payments of the principal of and interest on the Notes shall be made in Dollars, and the Notes shall be denominated in Dollars.

          (13) The Notes will be payable at Maturity in an amount equal to the principal amount thereof plus unpaid interest accrued to such Maturity.

          (14) The Holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

          (15) (A) There shall be no deletions from, modifications of or additions to the Events of Default with respect to the Notes set forth in the Indenture.

               (B) There shall be the following additions to the covenants set forth in the Indenture with respect to the Notes:

          LIMITATION ON LIENS. Other than as set forth below under "--Exempted Liens and Sale and Lease-Back Transactions," neither the Company nor any Restricted Subsidiary will create, assume or suffer to exist any Lien (i) upon any Principal Property, (ii) upon any shares of capital stock of any Restricted Subsidiary owned by the Company or any Restricted Subsidiary or
     (iii) securing Debt of any Restricted Subsidiary, without equally and ratably securing the Notes with (or prior to) the Debt secured by such Lien, for so long as such Debt shall be so secured, PROVIDED, HOWEVER, that this limitation will not apply to (a) Liens existing on the date of issuance of the Notes; (b) Liens existing (i) on property at the time of acquisition thereof by the Company or a Restricted Subsidiary (whether such property is acquired through a merger, a consolidation or otherwise), or
     (ii) on property or securing Debt of, or an equity interest in, any corporation, partnership or other entity at the time such corporation, partnership or other entity becomes a Restricted Subsidiary; (c) Liens to secure Debt with respect to all or any part of the acquisition cost or the cost of construction or improvement of property, PROVIDED, such Debt is incurred and related Liens are created within 24 months of the acquisition, completion of construction or improvement or commencement of full operation, whichever is later, and such Debt does not exceed the aggregate amount of the acquisition cost and/or the construction cost thereof; (d) Liens on shares of capital stock or property of a Restricted Subsidiary to secure Debt with respect to all or part of the acquisition cost of such Restricted Subsidiary, PROVIDED that such Debt is incurred and related Liens are created within 24 months of the acquisition of such Restricted Subsidiary and such Debt does not exceed the acquisition cost of such Restricted Subsidiary; (e) Liens to secure Debt incurred to construct additions to, or to make Capital Improvements to, properties of the Company or any Restricted Subsidiary, PROVIDED such Debt is incurred and related Liens are created within 24 months of completion of construction or Capital Improvements and such indebtedness does not exceed the cost of such construction or Capital Improvements; (f) Liens in favor of the Company or another Restricted Subsidiary; (g) Liens to secure Debt on which interest payments are exempt from Federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended; (h) Liens on the capital stock, partnership or other equity interests of the Company or any Restricted Subsidiary in any Joint Venture or any Restricted Subsidiary which owns an equity interest in such Joint Venture to secure Debt, PROVIDED the amount of such Debt is contributed and/or advanced solely to such Joint Venture;
     (i) any extension, renewal or replacement, in whole or in part, of any Liens referred to in the foregoing clauses (a) through (h) or of any Debt secured thereby, including premium, if any, PROVIDED that the aggregate principal amount secured does not exceed (x) the greater of (i) the principal amount secured thereby at the time of such extension, renewal or replacement, or, as the case may be, repayment or extinguishment and (ii) 80% of the fair market value (in the opinion of the Company's board of directors) of the properties subject to such extension, renewal or replacement plus (y) any reasonable fees and expenses associated with such extension, renewal or replacement, and PROVIDED, FURTHER, that in the case of a replacement thereof, such Debt is incurred and related Liens are created within 24 months of the repayment or extinguishment of the Debt or Liens referred to in the foregoing clauses

     (a) through (h); (j) purchase money liens on personal property; (k) Liens to secure payment of workers' compensation or insurance premiums, or relating to tenders, bids or contracts (except contracts for the payment of money); (l) Liens in connection with tax assessments or other governmental charges, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or right; (m) mechanic's, materialman's, carrier's or other like Liens, arising in the ordinary course of business; and (n) Liens in favor of any domestic or foreign government or governmental body in connection with contractual or statutory obligations.

          LIMITATION ON SALE AND LEASE-BACK TRANSACTIONS. Other than as provided below under "--Exempted Liens and Sale and Lease-Back Transactions," neither the Company nor any Restricted Subsidiary will enter into any arrangement with any lessor (other than the Company or a Restricted Subsidiary), providing for the lease to the Company or a Restricted Subsidiary for a period of more than three years (including renewals at the option of the lessee) of any Principal Property that has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such lessor or to any other Person, and for which funds have been or are to be advanced by such lessor or other Person on the security of the leased property ("Sale and Lease-Back Transaction"), unless either
     (a) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions described in clauses (a) through (n) under "--Limitation on Liens" above, to create, assume or suffer to exist a Lien on the property to be leased without equally and ratably securing the Notes, or
     (b) an amount equal to (i) the greater of the net cash proceeds of such sale or the fair market value of such property (in the opinion of the Company's board of directors) less (ii) the fair market value (in the opinion of the Company's board of directors) of any noncash proceeds of the sale of such property (PROVIDED such noncash proceeds constitute "Principal Property," acquired on the date the property sold in the Sale and Lease-Back Transaction was acquired by the Company or any of its Restricted Subsidiaries), is applied within 180 days to the retirement or other discharge of the Notes or Debt ranking on a parity with the Notes.

          EXEMPTED LIENS AND SALE AND LEASE-BACK TRANSACTIONS. Notwithstanding the restrictions set forth above under "--Limitation on Liens" and "--Limitation on Sale and Lease-Back Transactions, the Company or any Restricted Subsidiary may create, assume or suffer to exist Liens or enter into Sale and Lease-Back Transactions not otherwise permitted as described above, PROVIDED that at the time of such event, and after giving effect thereto, the sum of outstanding Debt secured by such Liens (not including Liens permitted under "--Limitation on Liens" above) plus all Attributable Debt in respect of such Sale and Lease-Back Transactions entered into (not including Sale and Lease-Back Transactions permitted under "Limitation on Sale and Lease-Back Transactions"), measured, in each case, at the time any such Lien is incurred or any such Sale and Lease-Back Transaction is entered into, by the Company and Restricted Subsidiaries does not exceed 15% of Consolidated Net Tangible Assets.

               (C) As used in paragraphs (4) and 15(B) above, the following terms have the meanings set forth below:

          "Acquisition Event" means a transaction or series of transactions that constitute related steps that are part of a single transaction, with respect to which a Public Notice has been given at any time on or before April 15, 2000, the aggregate consideration of which exceeds $1,000,000,000, and which involves a merger or consolidation, whether direct or indirect, of any Person, with or into the Company or of the Company with or into any Person, or any sale, transfer or other conveyance, whether direct or indirect, of any assets of any Person to the Company or of substantially all of the assets of the Company to any Person.

          "Acquisition Related Rating Change" means the occurrence on or within 90 days after the date of a Public Notice (which period shall be extended so long as the rating of the Company's senior unsecured debt is (i) under review by Moody's, other than for possible upgrade or (ii) on CreditWatch by S&P, other than with positive implications) of a decrease in the rating of the Company's senior unsecured debt by Moody's or S&P attributable in whole or in part, directly or indirectly, to an Acquisition Event.

          "Attributable Debt" with respect to any Sale and Lease-Back Transaction that is subject to the restrictions described under "--Limitation on Sale and Lease-Back Transactions" means the present value of the minimum rental payments called for during the term of the lease (including any period for which such lease has been extended), determined in accordance with generally accepted accounting principles, discounted at a rate that, at the inception of the lease, the lessee would have incurred to borrow over a similar term the funds necessary to purchase the leased assets.

          "Capital Improvements" means additions to properties or renovations or refurbishing of properties which are designed to substantially upgrade such properties or significantly modernize the operation thereof.

          "Debt" means notes, bonds, debentures or other similar evidences of Debt for borrowed money or any guarantee of any of the foregoing.

          "Joint Venture" means any partnership, corporation or other entity, in which up to and including 50% of the partnership interests, outstanding voting stock or other equity interest is owned, directly or indirectly, by the Company and/or one or more Subsidiaries.

          "Lien" means any mortgage, pledge, lien, encumbrance or other security interest to secure payment of Debt.

          "Moody's" means Moody's Investors Service, Inc.

          "Principal Property" means any real estate or other physical facility or depreciable asset, the net book value of which on the date of determination exceeds the greater of $25 million or 2% of Consolidated Net Tangible Assets of the Company.

          "Public Notice" means a written press release, governmental filing or statement of a representative of the Company reported in the media announcing that the Company has engaged, will engage, intends or seeks to engage in an Acquisition Event.

          "Restricted Subsidiary" means any Subsidiary of the Company organized and existing under the laws of the United States of America and the principal business of which is carried on within the United States of America (x) which owns, or is a lessee pursuant to a capital lease of, any Principal Property or (y) in which the investment of the Company and all its Subsidiaries exceeds 5% of Consolidated Net Tangible Assets as of the date of such determination other than, in the case of either clause (x) or
     (y), (i) each Subsidiary whose business primarily consists of finance, banking, credit, leasing, insurance, financial services or other similar operations, or any combination thereof, (ii) each Subsidiary formed or acquired after the date hereof for the purpose of developing new assets or acquiring the business or assets of another Person and which does not acquire any part of the business or assets of the Company or any Restricted Subsidiary and (iii) Subsidiaries whose principal business is conducting the Company's timeshare businesses.

          "S&P" means Standard & Poor's Corporation.

          "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is, at the time, directly or indirectly, owned by the Company or by one or more Subsidiaries thereof, or by the Company and one or more Subsidiaries.

          (16) The Notes shall be issuable only as Registered Securities in permanent global forms (without coupons). Beneficial owners of interests in the Global Notes may exchange such interests for Notes of like tenor or any authorized form and denomination only in the manner provided in Section 3.04(c) of the Indenture. The Depository Trust Company shall be the U.S. Depositary with respect to each Global Note. The form of such Global Notes attached hereto as Exhibit A is hereby approved.

          (17) The Notes shall not be issuable as Bearer Securities.

          (18) Interest on any Note shall be payable only to the Person in whose name that Note (or one or more predecessor Notes thereof) is registered at the close of business on the Regular Record Date for such interest.

          (19) Article 15 of the Indenture shall be applicable to the Notes.

          (20) The Notes shall not be issuable in definitive form except under the circumstances described in Section 3.04 of the Indenture.

          (21) The Notes will be authenticated and delivered as provided in
     Section 3.03 of the Indenture.

          (22) The Notes shall not be convertible into Common Stock or other securities or property of the Company.

          (23) The Notes shall not be subordinated to any other Debt of the Company, and shall constitute senior unsecured obligations of the Company.

          (24) Compliance with the covenants set forth in paragraph 15(B) above may not be waived by the Trustee unless the holders of at least a majority in principal amount of all outstanding Notes consent to such waiver as set forth in the Indenture; PROVIDED, HOWEVER, that the Company need not comply with such covenants in the event it elects to comply with the provisions of
     Article 15 set forth in the Indenture and the Company. The Trustee may amend the terms of such covenants with the written consent of the holders of not less than a majority in principal amount of the outstanding Notes as set forth in the Indenture.

          (25) Each holder of a Note, by accepting any Note, shall be deemed to have agreed to be bound by the requirements imposed on holders of Debt Securities of the Company by the gaming authority of any jurisdiction of which the Company or any of its subsidiaries conducts or proposes to conduct gaming activities.

          B.   The form of the Notes attached hereto as Exhibit A is approved.

          C. The foregoing form and terms of the Notes have been established in conformity with the provisions of the Indenture.

          D. Each of the undersigned has read the Indenture and the definitions relating thereto and has examined the resolutions referred to in paragraph A above and the Notes and has made such examination or investigation as is necessary to enable the undersigned to represent as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of the Notes have been complied with. On the basis of the foregoing, all such conditions precedent have been complied with.

          IN WITNESS WHEREOF, the undersigned have hereunto executed this Officers' Certificate as of the 15th day of April, 1997.


                              HILTON HOTELS CORPORATION,
                              a Delaware corporation



                              By:  /s/ Scott A. LaPorta
                                   ---------------------------------------------
                              Name:     Scott A. LaPorta
                              Title:    Senior Vice President and Treasurer



                              By:  /s/ Cheryl L. Marsh
                                   ---------------------------------------------
                              Name:     Cheryl L. Marsh
                              Title:    Vice President and Corporate Secretary

                                      EXHIBIT A

THIS DEBT SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY DEBT SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS DEBT SECURITY SHALL BE A GLOBAL NOTE SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

                              HILTON HOTELS CORPORATION
                              7.95% Senior Note due 2007
CUSIP
No. 432848 AH2                                                    $_____________

     HILTON HOTELS CORPORATION, a Delaware corporation (herein referred to as the "Company," which term includes any successor corporations under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns the principal sum of _____________________ Dollars on April 15, 2007 (the "Stated Maturity Date") and to pay interest thereon from April 15, 1997 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on April 15 and October 15 in each year (each, an "Interest Payment Date"), commencing October 15, 1997 at the rate of 7.95% per annum (the "Initial Interest Rate"), subject to adjustment as provided below, until the principal hereof is paid or duly provided for.

     The interest rate payable on this Debt Security shall be subject to adjustment in the event of an Acquisition Related Rating Change. This Debt Security shall bear interest at the Initial Interest Rate from the date of issuance of this Debt Security to but excluding the calendar day, if any, on which the first Acquisition Related Rating Change occurs. Each calendar day on which an Acquisition Related Rating Change occurs is a "Reset Date." Beginning with each Reset Date, if any (unless such Reset Date occurs between a record date and an Interest Payment Date in which case beginning on such Interest Payment Date), this Debt Security shall bear interest at the rate per annum equal to the Adjusted Coupon as set forth in the table below (if only one rating is available) or the average of the Moody's and S&P Adjusted Coupons (if both ratings are available) shown in the table below, according to the applicable ratings of Moody's and S&P in effect at the close of business on that Reset Date; PROVIDED, HOWEVER, that if either such rating is B1 or below by Moody's or B+ or below by S&P, independent of the other rating, then this Debt Security shall bear interest at a rate per annum equal to 10.10%, subject to change on the next Reset Date, if any. In the event (i) there has been an Acquisition Related Rating Change relating to an Acquisition Event, and (ii) either (a) the consummation of such Acquisition Event has not occurred and as a result the Company's senior unsecured debt rating is increased by either S&P or Moody's, or (b) within 365 days following the consummation of such Acquisition Event the Company's senior unsecured debt rating is changed by either S&P or Moody's, then the interest rate on this Debt Security will be reset based on the methodology set forth above (with such change in rating taking the place of an Acquisition Related Rating Change in such methodology).


                          RATING CATEGORY               ADJUSTED COUPON
        ------------------------------------------------------------------------
                  MOODY'S                 S&P
        ------------------------  -------------------

               Baa3 or above          BBB- or above           7.95%
                    Ba1                   BB+                 8.60
                    Ba2                   BB                  8.95
                    Ba3                   BB-                 9.35
                B1 or below           B+ or below            10.10

     When any change in the interest rate on this Debt Security occurs during any interest payment period, the amount of interest to be paid with respect to such period shall be calculated at a rate per annum equal to the weighted average of the interest rate in effect immediately prior to such change and the Adjusted Coupon or Initial Interest Rate, as applicable, in effect during such interest payment period, calculated by multiplying each such rate by the number of days such rate is in effect during each month of such interest payment period, determining the sum of such products and dividing such sum by the number of days in such interest payment period. All calculations pursuant to the preceding sentence and of interest on this Debt Security will be computed on the basis of a year of twelve 30-day months, and all such changes shall be announced promptly by the Company in a written press release detailing the days during which any such interest rate has been (and assuming no further change in interest rate prior to the next applicable record date, will be) in effect during such interest payment period and the amount of the interest payment due on the next Interest Payment Date (assuming no further change in interest rate prior to the next applicable record date).

     In the event the Company elects to defease this Debt Security pursuant to Article Fifteen of the Indenture, the interest rate in effect for this Debt Security on the date of the irrevocable deposit of the money and/or U.S. Government Obligations as trust funds in trust for the benefit of the holders of this Debt Security shall be the rate used by the Company in calculating the requisite interest and principal payments necessary to defease this Debt Security (the "Defeasance Coupon"). The Adjusted Coupon and the Defeasance Coupon shall not thereafter be affected by any change in rating.

     If (a) neither Moody's nor S&P has issued a current rating, or (b) the rating system employed by either such organization is changed from that which is currently employed, the Company shall, in the case of clause (a), with the approval of the Trustee, designate such additional nationally recognized statistical rating organization, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, or, in the case of clause (b), make such adjustments in the relationship between the rating and the Adjusted Coupon in a manner that is reasonably equivalent to the ratings set forth in the table above.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The principal of this Debt Security payable on the Stated Maturity Date will be paid against presentation of this Debt Security at the office or agency of the Company maintained for that purpose in the City of New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

     Interest payable on this Debt Security on any Interest Payment Date and on the Stated Maturity Date will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including April 15, 1997, if no interest has been paid on this Debt Security) to but excluding such Interest Payment Date or the Stated Maturity Date. If any Interest Payment Date or the Stated Maturity Date falls on a day that is not a Business Day, principal, premium, if any, and/or interest payable with respect to such Interest Payment Date or Stated Maturity Date will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity Date. "Business Day" means any day, other than a Saturday or Sunday, on which banks in New York are not required or authorized by law or executive order to close.

     All payments of principal, premium, if any, and interest in respect of this Debt Security will be made by the Company in immediately available funds.

     Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Debt Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

Dated April 15, 1997               HILTON HOTELS CORPORATION


                              By:
                                 -----------------------------------------------
                                 Name:   Scott A. LaPorta
                                 Title:  Senior Vice President and Treasurer

Attest:


By:
    ----------------------
    Name:  Cheryl L. Marsh
    Title: Vice President and Corporate Secretary

                              [Reverse of Debt Security]

                              HILTON HOTELS CORPORATION

     This Debt Security is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under an Indenture, dated as of April 15, 1997 (herein called the "Indenture") between the Company and BNY Western Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Debt Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Debt Security is one of the duly authorized series of Debt Securities designated on the face hereof (collectively, the "Debt Securities"), and the aggregate principal amount of the securities to be issued under such series is limited to $375,000,000 (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debt Securities). All terms used in this Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     If an Event of Default shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Debt Securities may not be redeemed prior to the Stated Maturity Date.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than at least a majority of the aggregate principal amount of the Outstanding Debt Securities affected thereby. The Indenture also contains provisions permitting the Holders of not less than at least a majority of the aggregate principal amount of the Outstanding Debt Securities, on behalf of the Holders of all such Debt Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than at least a majority of the aggregate principal amount, in certain instances, of the Outstanding Debt Securities of any series to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and other Debt Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

     No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debt Security at the times, rates and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein, the transfer of this Debt Security is registrable in the Security Register of the Company upon surrender of this security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debt Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein set forth, this Debt Security is exchangeable for a like aggregate principal amount of Debt Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

     The Debt Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future incorporator, stockholder, employee, officer or director, as such, of the Company or of any successor or Affiliate of the Company, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     The Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the series of Debt Securities issued under the within-mentioned Indenture.

                                   BNY WESTERN TRUST COMPANY, as Trustee


                                   By
                                     -----------------------------
                                        Authorized Signatory